UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SECURITY NATIONAL FINANCIAL CORPORATION

(Name of Registrant as specified in its Charter)

(Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate box):

☒	No fee required.

☐	Fee computed on table below per Securities Exchange Act Rules 15a-6(i)(4) and 0-11.

☐	Fee paid previously with preliminary materials.

Security National
Family of Companies

SECURITY NATIONAL FINANCIAL CORPORATION
ATTN: LAURIE EARL
P.O. BOX 57220
SALT LAKE CITY, UT 84157

V72723-P26369

Your **Vote** Counts!

SECURITY NATIONAL FINANCIAL CORPORATION

2025 Annual Meeting

Vote by June 26, 2025
11:59 PM ET

You invested in SECURITY NATIONAL FINANCIAL CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 27, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 13, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 27, 2025
10:00 a.m., Mountain Time

433 Ascension Way, 1st Floor
Salt Lake City, Utah 84123

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect the three directors to be voted upon by Class A common stockholders voting separately as a class. **Nominees:** 01) Scott M. Quist 02) Robert G. Hunter, M.D. 03) Jason G. Overbaugh To elect the remaining six directors to be voted upon by Class A and Class C common stockholders together. **Nominees:** 04) Shital A. Mehta 05) John L. Cook 06) S. Andrew Quist 07) Gilbert A. Fuller 08) Adam G. Quist 09) H. Craig Moody	For
2. To approve the amendment of the Company's 2022 Equity Incentive Plan to authorize the issuance of an additional 3,000,000 shares of Class A and Class C common stock (out of which a maximum of 500,000 shares of Class C common stock may be issued).	For
3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2025.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V72724-P26369

Your **Vote** Counts!

SECURITY NATIONAL FINANCIAL CORPORATION

2025 Annual Meeting

Vote by June 26, 2025
11:59 PM ET

Security National
Family of Companies

SECURITY NATIONAL FINANCIAL CORPORATION
ATTN: LAURIE EARL
P.O. BOX 57220
SALT LAKE CITY, UT 84157

V72725-P26369

You invested in SECURITY NATIONAL FINANCIAL CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 27, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 13, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 27, 2025
10:00 a.m., Mountain Time

433 Ascension Way, 1st Floor
Salt Lake City, Utah 84123

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect the six directors to be voted upon by Class A and Class C common stockholders together. **Nominees:** 04) Shital A. Mehta 05) John L. Cook 06) S. Andrew Quist 07) Gilbert A. Fuller 08) Adam G. Quist 09) H. Craig Moody	For
2.	To approve the amendment of the Company's 2022 Equity Incentive Plan to authorize the issuance of an additional 3,000,000 shares of Class A and Class C common stock (out of which a maximum of 500,000 shares of Class C common stock may be issued).	For
3.	To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2025.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V72726-P26369